                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-03287

                           New Alternatives Fund, Inc.
               (Exact name of registrant as specified in charter)

                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
               (Address of principal executive offices) (Zip code)

                         David J. Schoenwald, President
                           New Alternatives Fund, Inc.
                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 631-423-7373

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(GRAPHIC)

                           NEW ALTERNATIVES FUND, INC.
                 A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
                     ALTERNATIVE ENERGY AND THE ENVIRONMENT

                                   SEMI-ANNUAL
                                FINANCIAL REPORT

                                  JUNE 30, 2010
                                   (UNAUDITED)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND                                   150 Broadhollow Road   Melville, New York 11747   (800) 423-8383 (631) 423-7373
BNY Mellon Investment Servicing (US) Inc.  PO Box 9794            Providence, RI 02940       (800) 441-6580 (610) 382-7819
Overnight Address                          101 Sabin Street       Pawtucket, RI 02860
BNY Mellon Distributors Inc.               760 Moore Road         King of Prussia, PA 19406

                                 Recycled Paper

                           NEW ALTERNATIVES FUND, INC.
                               SHAREHOLDER LETTER

Dear Shareholder,

Renewable energy continues to expand in the United States and around the world. A growing amount of our power is generated by wind, solar, hydro, geothermal and bio-fuels. Governments and private companies continue to invest in energy conservation and energy efficiency. While we see these trends continuing, the recent economic disruptions in Europe, combined with the stop-and-start nature of the U.S. financial recovery, weakened the New Alternatives Fund's performance in the first half of 2010. The net asset value on June 30, 2010 was $34.57 per share, down from $42.54 on December 31, 2009.

The Fund's poor performance during this period reflected a number of international concerns, including the volatility of the European currency and doubts about whether the financial recoveries of developed economies would be sustained. Within our focus on renewable energy, there is concern about the political will of European, American and Asian leadership and constituencies toward environmental and climate change issues in the face of budget deficits, less than vibrant economies, and high unemployment.

LEGISLATIVE INACTION/ECONOMIC RETREAT: From an environmental point of view (intense heat waves, severe floods, a massive iceberg separating from a glacier in Greenland), it should be a good time for alternate energy investments and progressive energy legislation. Driven by fears of potential economic stagnation and a rising conservative chorus giving credence to what we view as the specious claims of climate change deniers, the Senate fell short of the necessary votes to enact the American Energy Act proposed by Senators John Kerry (D-MA) and Joseph Lieberman (I-CT).

While the designated stimulus funds are still being dispensed, though at a slower pace than originally anticipated, it appears that building support for greater clean energy investment in Europe and the U.S. will be an uphill battle. There is, however, increased investment in renewable energy (along with polluting energy) in China. The recent retreat in the global economic recovery has also reduced the flow of lending. We surmise these factors have sent individual and institutional investors fleeing out of what they perceive as risky assets.

At the same time in Europe, countries such as Germany, Spain, Italy and the United Kingdom, which were traditionally among the leaders in adopting economic policies to support and underwrite the development of alternative energy, have begun to scale back their subsidy and feed-in tariff programs in response to current financial and monetary upheavals.

Even China, which has emerged as a major player in the world economy and has assumed the mantle of an alternative energy powerhouse, is experiencing difficulties with its rapid growth. At the same time that the Chinese government is committing billions of dollars to support energy technologies such as photovoltaic (PV) solar modules, wind turbines and hydro-electric power, it's industrial growth is largely driven by electricity produced from coal burning power plants.

Because of this, China overtook the U.S. as the number one global producer of greenhouse gas emissions in 2006. The government is now taking drastic steps, including the forced closings of hundreds of older industrial plants, in an attempt to slow the rapid increase of these emissions.

The Fund has avoided direct investment in Chinese companies because of our concerns about their labor and environmental practices but a number of our portfolio companies such as Vestas Wind Systems (Denmark), Gamesa Corporacion Tecnologica (Spain) and Nordex AG (Germany) have been expanding their operations in the Chinese market. They will be subject to the general uncertainty affecting the strength of investment in China and its ability to manage its economic growth. These and other foreign companies may also find their opportunities in the expanding Chinese economy limited by policies mandating preference for "domestic" entities which have been enacted in a number of localities. In fact, a number of countries, including the U.S. and Canada, either have similar practices in place or are considering putting them. A good example is the recent controversy raised by several members of Congress over the use of Chinese-manufactured wind turbines for a stimulus-supported power project in Texas. While there was no specific law in place prohibiting this, the ensuing publicity caused the developers to withdraw the project.

What has this meant for the Fund itself? Why has our performance so far this year retreated from our gains of 2009 and has, in fact, trailed the broader market returns?

ABUNDANCE, COMPETITION AND DEMAND: It is our impression that there is an abundance of capacity to manufacture solar cells, wind turbines and the components/materials used in their production. This has created fierce competition among solar and wind equipment manufacturers. Meanwhile demand for the equipment is tempered by the availability of capital to those developers and power producers who would likely purchase and install the appartus, the willingness and solvency of lenders who would be involved and uncertainty about regulatory regimes.

FEAR, GREED AND COMPETITION: China, India and other developing countries with lower wages than developed nations have proven themselves credible competitors. We are concerned they may dominate manufacturing and production of solar modules, if not a greater variety of renewable energy equipment. We are not familiar enough with labor relations, environmental protection and quality assurance procedures in these areas to know whether our concerns are justified. In the solar area, we think there were a number of companies formed by promoters and investors looking for a quick profit, helped along by government support, without regard to product quality or market demand. Some of these companies are not likely to survive.

STRATEGY, VALUATION, INFLATION, DEFLATION, RESIGNATION: We believe renewable energy generating facilities have a value related to their replacement cost impacted by the demand and price of electricity, competition from competing means of electric generation, regulatory issues and financing costs. We invest a larger part of our portfolio in these `hard' assets because it seems more secure than investing in manufacturers of renewable energy equipment. The renewable energy power producers should be relatively immune to changes in power prices, as power is sold at rates set by tariffs in Europe and by contracts with utilities in the U.S. Investor sentiment is another matter.

Share prices for these companies would be impacted by the expectations of future power demand and regulatory support. Likewise, expectations for inflation would be more supportive of share prices than expectations for deflation. The continuing low cost of natural gas, the most frequently used alternative fuel source for coal and oil, plays a major role in whether renewable energy will be considered to ever be economically competitive without some type of government support. The generation facilities--using wind, solar, marine, geothermal sources--of these power producers are located in diverse regions which should mitigate the impact of the changing value of currencies.

You can make a comparison to investments in real estate, and perhaps that is why the share prices of these renewable energy production companies have performed poorly. So far in 2010, we have losses in most of these companies and in hindsight we might have paid too much for the shares at a time when the Euro currency was stronger than it is now. Extending the real estate investment metaphor, we would like to live with these companies if we can and not move to a different neighborhood. Like the housing stock in depressed communities, we believe these companies are structurally sound and should regain their value as the economic situation stabilizes.

PORTFOLIO PERFORMANCE: Many of our larger holdings continue to be European renewable power developers and producers. These companies, while continuing to be profitable, have seen their share prices plummet due to concerns about the stability of the Euro and the national economies of their respective companies. Our ten largest companies comprise 52.7% of our total portfolio. Of these, seven saw their share prices drop, some considerably, including American Water Works Co., Inc. (-8%; water utility), Schneider Electric SA (France; -12.75%; energy efficiency equipment and technology), EDP Renovaveis SA (Spain; -37.8%; mostly wind power), Abengoa SA (Spain; -39.5%; solar biomass power with some recycling), Atmos Energy Corp.(-8.03%; natural gas distribution), EDF Energies Nouvelles SA (France; -34%; wind and ocean power) and Iberdrola Renovables SA (Spain; -33.9%; wind, solar, hydro and some ocean power). The remaining three companies had more modest gains: Aqua America, Inc. (.97%; water utility), CIA SaneamentoBasico (Brazil; 5.67%; water utility) and South Jersey Industries, Inc. (12.5%; natural gas transmission and cogeneration technology). Among our other "top losers" were Solar Millennium AG (Germany; -57.7%; solar thermal generation projects), Telvent GIT SA (Spain; -57.16%;energy efficiency and transportation technology), Gamesa Corporacion Tecnologica (-48.6%; wind turbines), Acciona SA (Spain; -41.2%; wind, solar thermal and hydro construction) and Vestas Wind Systems (-31.4%; wind turbines). These stocks made up an additional 14.8% of our holdings.

Despite the generally poor performance of the Fund for the first half of the year, some of our companies did gain value. Owens Corning, Inc., a U.S. based manufacturer of insulation and roofing material, gained 16.65%. This is somewhat surprising given the downturn in housing. In addition to Owens Corning and the three companies in our top ten that experienced a rise in share price, four other companies went up, including Brookfield Asset Management, Inc. (Canada; 1.98%; hydro and wind power), ITC Holdings Corp. (1.57%; electric transmission development), Koninklijke Phillips Electronics NV (Netherlands; 1.36%; energy efficient lighting) and WFI Industries Ltd. (Canada; 0.93%; small scale geothermal power). But these five companies only make up 11.46% of our holdings so their gains did not do much to moderate the substantial loss of value sustained by many of our larger investments.

We continue to believe that each of these companies are reasonably good investments with solid operations and underlying value which is not reflected by market trends. If we had more available cash, we would consider this period an excellent opportunity to buy more shares. We did purchase a small number of shares of three new companies: Algonquin Power & Utilities Corp. (Canada), a renewable power developer; SMA Solar Technology AG (Germany), a major manufacturer of inverters for solar power modules; and A.O. Smith Corp., a U.S.-based producer of energy efficient and solar-powered hot water systems. We also made modest increases in our holdings of EDF Energies Nouvelles, Nordex AG, Koninklijke Phillips Electronics, Hafslund ASA (Norway), Abengoa, Acciona, Befesa Medio Ambiente SA (Spain), EDP Renovaveis, Electrificacions del Norte (Elecnor--Spain), Gamesa Corporacion Tecnologica, Iberdrola Renovables, and Ormat Technologies, Inc.

It appears to us that continued oversupply of PV cell manufacturing capacity and lack of funding for capital projects and commercial and residential construction will suppress companies in those sectors for the foreseeable future. Consequently, we trimmed our holdings in these areas and sold off some other shares to maintain sufficient cash reserves and rebalance the overall portfolio. We sold all of our shares of Quanta Services, MEMC Electronics, SolarWorld AG (Germany), Badger Meter and Stantec (Canada). We also sold shares of CIA SaneamentoBasico, Brookfield Asset Management, Solar Millennium, NGK Insulators Ltd. (Japan), Panasonic Corp. (Japan), Owens Corning, Northwest Natural Gas and South Jersey Industries.

SHAREHOLDER SERVICE CHANGES: For the last several years, a growing number of our shareholders have asked us to provide internet-based access and communications for their accounts. We're pleased to announce that we have been working with our distributor to create such a link through our web site. We hope to provide this service sometime this coming fall. Initially, you will be able to check your individual account balances and make address changes. At a future time, you will be able to elect to receive reports and statements by e-mail. We are also working to make it possible for you to make transactions electronically, but that will take a little more time. Watch for a mailing and a notice on the web site when we have the system ready to function.

SHAREHOLDERS COMMENTS: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by regular mail, telephone or e-mail at info@newalternativesfund.com.

Maurice and David Schoenwald
Murray Rosenblith

August 19, 2010

This report is intended to give you a feeling of what we have been doing and why we do it. For more complete and official data see our annual or semiannual financial report. This report is responsive to the interests of our existing shareholders.

The Principal Underwriter is BNY Mellon Distributors Inc. and the Co-Distributor
                            is ACCRUED EQUITIES INC.

                           NEW ALTERNATIVES FUND, INC.
                              FUND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2010) and held for the entire six months ended June 30, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended June 30, 2010" to estimate the expenses you paid on your account during this period.

Note: The Fund's Transfer Agent, PNC Global Investment Servicing (U.S.), Inc. charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. The Fund does not charge any redemption fees or exchange fees, but these may be present in other funds to which you compare the Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                           NEW ALTERNATIVES FUND, INC.

                                         Beginning         Ending       Expenses Paid During
                                       Account Value    Account Value     Six Months Ended
                                      January 1, 2010   June 30, 2010      June 30, 2010*
                                      ---------------   -------------   --------------------
Actual                                   $1,000.00        $  812.60            $4.72
Hypothetical
(assumes 5% return before expenses)      $1,000.00        $1,019.52            $5.27

* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 1.05%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Fund's ending account value on the first line in the table is based on its actual total return of (18.74)% for the six-month period of January 1, 2010 to June 30, 2010.

                           NEW ALTERNATIVES FUND, INC.
                           PORTFOLIO HOLDINGS SUMMARY

                                  JUNE 30, 2010
                                   (UNAUDITED)

                                                   % OF NET
SECTOR DIVERSIFICATION                              ASSETS        VALUE
----------------------                             --------   ------------
Alternate Energy:
   Renewable Energy Power Producers & Developers     29.4%    $ 66,830,079
   Wind Turbines                                      7.6       17,265,906
   Geothermal                                         5.2       11,780,463
   Energy Storage                                     2.3        5,406,447
Water:
   Water Utilities                                   17.0       38,537,000
   Water Related                                      1.5        3,386,996
Natural Gas Distribution                             14.3       32,464,850
Energy Conservation                                  13.8       31,405,290
Solar:
   Solar Thermal                                      2.1        4,828,739
   Solar Photovoltaic                                 1.6        3,568,566
Electric Transmission                                 2.3        5,291,000
Recycling                                             0.6        1,416,000
Certificates of Deposit                               0.2          500,000
Other Assets in Excess of Liabilities                 2.1        4,754,495
                                                    -----     ------------
                                                    100.0%    $227,435,831
                                                    =====     ============

                     TOP TEN COMMON STOCK PORTFOLIO HOLDINGS
                                  JUNE 30, 2010
                                   (UNAUDITED)

                                     % OF NET
NAME                                  ASSETS
----                                 --------
Aqua America, Inc. ..................      5.8%
American Water Works Co., Inc. ......      5.7
Schneider Electric SA (France).......      5.6
CIA SaneamentoBasico (Brazil)........      5.5
EDP Renovaveis SA (Spain)............      5.2
Abengoa (Spain)......................      5.2
Atmos Energy Corp. ..................      5.1
South Jersey Industries, Inc. .......      4.9
EDF Energies Nouvelles SA (France)...      4.9
Iberdrola Renovables (Spain).........      4.8
                                          ----
   Total Top Ten.....................     52.7%
                                          ====

                           NEW ALTERNATIVES FUND, INC.
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2010 (UNAUDITED)

                                                             SHARES         VALUE
                                                            ---------   ------------
COMMON STOCKS -- 97.7%
ALTERNATE ENERGY -- 44.5%
   RENEWABLE ENERGY POWER PRODUCERS & DEVELOPERS -- 29.4%
   Abengoa (Spain)                                            600,000   $ 11,765,066
   Acciona (Spain)                                            135,000     10,365,694
   Algonquin Power & Utilities Corp. (Canada)                 100,000        386,079
   Brookfield Asset Management, Inc., Class A (Canada)        175,000      3,958,500
   EDF Energies Nouvelles SA (France)                         325,000     11,056,422
   EDP Renovaveis SA (Spain)*                               2,000,000     11,817,648
   Electrificaciones del Norte (Spain)                        125,000      1,459,780
   Hafslund ASA, Class A (Norway)                             300,000      2,546,963
   Iberdrola Renovables (Spain)                             3,500,000     11,008,120
   TrustPower Ltd. (New Zealand)                              500,000      2,465,807
                                                                        ------------
                                                                          66,830,079
                                                                        ------------
   WIND TURBINES -- 7.6%
   Gamesa Corporacion Tecnologica (Spain)                     850,000      7,377,837
   Nordex AG (Germany)*                                        50,000        458,203
   Vestas Wind Systems (Denmark)*                             225,000      9,429,866
                                                                        ------------
                                                                          17,265,906
                                                                        ------------
   GEOTHERMAL -- 5.2%
   Ormat Technologies, Inc.                                   350,000      9,901,500
   WFI Industries Ltd. (Canada)                                75,000      1,878,963
                                                                        ------------
                                                                          11,780,463
                                                                        ------------
   ENERGY STORAGE -- 2.3%
   NGK Insulators Ltd. (Japan)                                 25,000        394,447
   Panasonic Corp. (Japan) ADR                                400,000      5,012,000
                                                                        ------------
                                                                           5,406,447
                                                                        ------------
TOTAL ALTERNATE ENERGY                                                   101,282,895
                                                                        ------------
WATER -- 18.5%
   WATER UTILITIES -- 17.0%
   American Water Works Co., Inc.                             625,000     12,875,000
   Aqua America, Inc.                                         750,000     13,260,000
   CIA SaneamentoBasico (Brazil)ADR                           300,000     12,402,000
                                                                        ------------
                                                                          38,537,000
                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2010 (UNAUDITED)

                                                             SHARES         VALUE
                                                            ---------   ------------
   WATER RELATED -- 1.5%
   A. O. Smith Corp.                                           20,000   $    963,800
   Befesa Medio Ambiente (Spain)*                              50,000      1,029,642
   Hyflux Ltd. (Singapore)                                    600,000      1,393,554
                                                                        ------------
                                                                           3,386,996
                                                                        ------------
TOTAL WATER                                                               41,923,996
                                                                        ------------
NATURAL GAS DISTRIBUTION -- 14.3%
   Atmos Energy Corp.                                         425,000     11,492,000
   Northwest Natural Gas Co.                                  225,000      9,803,250
   South Jersey Industries, Inc.                              260,000     11,169,600
                                                                        ------------
                                                                          32,464,850
                                                                        ------------
ENERGY CONSERVATION -- 13.8%
   Eaga PLC (United Kingdom)                                  275,000        470,865
   Itron, Inc.*                                                25,000      1,545,500
   Koninklijke Philips Electronics (Netherlands)              300,000      8,952,000
   Owens Corning, Inc.*                                       200,000      5,982,000
   Schneider Electric SA (France)                             125,000     12,784,925
   Telvent GIT (Spain)                                        100,000      1,670,000
                                                                        ------------
                                                                          31,405,290
                                                                        ------------
SOLAR -- 3.7%
   SOLAR THERMAL -- 2.1%
   Solar Millennium (Germany)*                                225,000      4,828,739
                                                                        ------------
   SOLAR PHOTOVOLTAIC -- 1.6%
   Kyocera Corp. (Japan) ADR                                   25,000      2,017,500
   SMA Solar Technology AG (Germany)                           15,000      1,551,066
                                                                        ------------
                                                                           3,568,566
                                                                        ------------
TOTAL SOLAR                                                                8,397,305
                                                                        ------------
ELECTRIC TRANSMISSION -- 2.3%
   ITC Holdings Corp.                                         100,000      5,291,000
                                                                        ------------
RECYCLING -- 0.6%
   Sims Metal Management Ltd. (Australia) SP ADR              100,000      1,416,000
                                                                        ------------
TOTAL COMMON STOCKS (COST $261,566,141)                                  222,181,336
                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                            JUNE 30, 2010 (UNAUDITED)

                                                              SHARES        VALUE
                                                            ---------   ------------
CERTIFICATES OF DEPOSIT -- 0.2%
SOCIALLY CONCERNED BANKS -- 0.2%
   Alternatives Federal Credit Union 0.34% due 07/31/10       100,000   $    100,000
   Carver Federal Savings Bank 0.01% due 12/23/10             100,000        100,000
   South Shore Bank 0.25% due 07/20/10                        100,000        100,000
   People's United Bank 1.09% due 12/03/10                    100,000        100,000
   Self-Help Credit Union 1.10% due 08/10/10                  100,000        100,000
                                                                        ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $500,000)                                500,000
                                                                        ------------
TOTAL INVESTMENTS (COST $262,066,141) -- 97.9%                           222,681,336
Other Assets in Excess of Liabilities -- 2.1%                              4,754,495
                                                                        ------------
NET ASSETS -- 100.0%                                                    $227,435,831
                                                                        ============

*       Non-income producing security

ADR-    American Depositary Receipt

SP ADR- Sponsored American Depositary Receipts

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2010
                                   (UNAUDITED)

                                               ASSETS
Investment securities at fair value (cost: $262,066,141) (Notes 2A and 7) ..........   $222,681,336
Cash ...............................................................................      5,039,991
Foreign currency, at value (cost: $115) ............................................            103
Receivables:
   Dividends .......................................................................        628,351
   Capital stock subscribed ........................................................        119,703
   Tax Reclaims ....................................................................         28,452
   Interest ........................................................................            309
Prepaid insurance ..................................................................          4,266
                                                                                       ------------
Total Assets .......................................................................    228,502,511
                                                                                       ------------
                                            LIABILITIES
Payables:
   Capital stock reacquired ........................................................        422,169
   Investment securities purchased .................................................        347,545
   Management fees .................................................................         98,504
   Accrued expenses and other liabilities ..........................................        198,462
                                                                                       ------------
Total Liabilities ..................................................................      1,066,680
                                                                                       ------------
NET ASSETS .........................................................................   $227,435,831
                                                                                       ============

                                     ANALYSIS OF NET ASSETS
Net capital paid in shares of capital stock ........................................   $294,180,137
Undistributed net investment income ................................................        991,570
Accumulated net realized loss on investments and payments by affiliates ............    (28,347,537)
Net unrealized depreciation of translation of other assets and liabilities in
   foreign currency ................................................................         (3,534)
Net unrealized depreciation on investments .........................................    (39,384,805)
                                                                                       ------------
NET ASSETS .........................................................................   $227,435,831
                                                                                       ============
Net asset value and redemption price per share ($227,435,831/6,579,189 shares of outstanding capital stock, 40 million shares authorized with a par value of $0.01
   per share) ......................................................................   $      34.57
                                                                                       ============
Maximum offering price per share (100/95.25 of $34.57) .............................   $      36.29
                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

                                   NEW ALTERNATIVES FUND, INC.
                                     STATEMENT OF OPERATIONS
                       FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of $183,460 foreign taxes withheld) ......................................   $  2,355,737
Interest ................................................................................          1,526
                                                                                            ------------
Total Investment Income .................................................................      2,357,263
                                                                                            ------------
EXPENSES:
Management fee (Note 4) .................................................................        655,512
Transfer agent fees .....................................................................        267,822
Administration and accounting fees ......................................................        142,857
Postage and printing fees ...............................................................         83,772
Legal fees ..............................................................................         76,218
Custodian fees ..........................................................................         51,097
Registration fees .......................................................................         22,340
Compliance service fees .................................................................         21,000
Directors' fees (Note 5) ................................................................         18,278
Audit fees ..............................................................................         11,717
Insurance fees ..........................................................................          8,128
Other expenses ..........................................................................          3,282
                                                                                            ------------
Total Expenses ..........................................................................      1,362,023
                                                                                            ------------
NET INVESTMENT INCOME ...................................................................        995,240
                                                                                            ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS, FOREIGN CURRENCY RELATED
   TRANSACTIONS AND PAYMENTS BY AFFILIATES:
REALIZED GAIN/(LOSS) FROM INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND
   PAYMENTS BY AFFILIATES (NOTES 2B, 4 & 6):
Net realized gain from investments ......................................................      1,143,670
Net realized loss from foreign currency transactions ....................................        (22,235)
Payments by affiliates ..................................................................         76,215
                                                                                            ------------
Net Realized Gain .......................................................................      1,197,650
                                                                                            ------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCY
   RELATED TRANSACTIONS AND PAYMENTS BY AFFILIATES:
Net change in unrealized appreciation/(depreciation) on investments .....................    (55,758,938)
Net change in unrealized appreciation/(depreciation) on foreign currency translations ...         (4,137)
                                                                                            ------------
Net change in unrealized appreciation/(depreciation) ....................................    (55,763,075)
Net Realized and Unrealized Loss on Investments and Foreign Currency Related
   Transactions .........................................................................    (54,565,425)
                                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................   $(53,570,185)
                                                                                            ============

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE         FOR THE
                                                                    SIX MONTHS ENDED    YEAR ENDED
                                                                      JUNE 30, 2010    DECEMBER 31,
                                                                       (UNAUDITED)         2009
                                                                    ----------------   ------------
INVESTMENT ACTIVITIES:
Net investment income ...........................................     $    995,240     $  2,389,834
Net realized gain/(loss) from investments, foreign currency
   transactions and payments by affiliates ......................        1,197,650       (9,016,589)
Net change in unrealized appreciation/(depreciation) on
   investments and foreign currency translations ................      (55,763,075)      78,639,668
                                                                      ------------     ------------
Net increase/(decrease) in net assets derived from operations ...      (53,570,185)      72,012,913
                                                                      ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ............................               --       (2,442,455)
                                                                      ------------     ------------
Total dividends and distributions to shareholders ...............               --       (2,442,455)
                                                                      ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Net increase/(decrease) in net assets from capital share
   transactions (Note 3) ........................................       (1,799,046)      28,977,130
                                                                      ------------     ------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS .........................      (55,369,231)      98,547,588
NET ASSETS:
Beginning of the period .........................................      282,805,062      184,257,474
                                                                      ------------     ------------
END OF THE PERIOD* ..............................................     $227,435,831     $282,805,062
                                                                      ============     ============

* Includes (undistributed)/overdistributed net investment income of $991,570 and ($3,670) for the six months ended 6/30/10 and the year ended 12/31/09, respectively.

   The accompanying notes are an integral part of these financial statements.

                          NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
               STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
          FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                             (Unaudited)
                                              Six Months
                                                Ended                     For the Years Ended December 31,
                                               June 30,    --------------------------------------------------------------
                                                 2010         2009         2008         2007         2006         2005
                                             -----------   ----------   ----------   ----------   ----------   ----------
Net asset value at beginning of period       $    42.54    $    31.41   $    57.28   $    43.91   $    34.46   $    33.48
                                             ----------    ----------   ----------   ----------   ----------   ----------
INVESTMENT OPERATIONS
Net investment income                              0.15          0.36         0.24         0.34         0.18         0.18
Net realized & unrealized gain/(loss)
   on investments                                 (8.13)        11.14       (25.93)       14.39        11.47         2.81
Payments by affiliates                             0.01            --           --           --           --           --
                                             ----------    ----------   ----------   ----------   ----------   ----------
Total from investment operations                  (7.97)        11.50       (25.69)       14.73        11.65         2.99
                                             ----------    ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS
From net investment income                           --         (0.37)       (0.18)       (0.34)       (0.18)       (0.18)
From net realized gain on investments                --            --           --        (1.02)       (2.02)       (1.83)
                                             ----------    ----------   ----------   ----------   ----------   ----------
Total distributions                                  --         (0.37)       (0.18)       (1.36)       (2.20)       (2.01)
                                             ----------    ----------   ----------   ----------   ----------   ----------
Net asset value at end of period             $    34.57    $    42.54   $    31.41   $    57.28   $    43.91   $    34.46
                                             ==========    ==========   ==========   ==========   ==========   ==========
Total return
(Sales load not reflected)                       (18.74)%       36.61%      (44.85)%      33.53%       33.83%        8.94%
Net assets, end of the year (in thousands)   $  227,436    $  282,805   $  184,257   $  301,650   $  117,035   $   64,765
Ratio of operating expenses to average
   net assets                                      1.05%*        1.02%        1.09%        0.95%        1.25%        1.28%
Ratio of net investment income to average
   net assets                                      0.77%*        1.06%        0.56%        0.82%        0.51%        0.65%
Portfolio turnover                                11.24%        33.94%       25.67%       14.24%       39.83%       52.09%
Number of shares outstanding at end of
   the period                                 6,579,189     6,647,611    5,866,871    5,266,358    2,665,296    1,879,695

*    Annualized.

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
               FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)

1) ORGANIZATION - New Alternatives Fund, Inc. (the "Fund") was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in equity securities, such as common stocks. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. The Fund concentrates at least 25% of its total assets in equity securities of companies which have an interest in alternative energy. "Alternative Energy" means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or atomic energy.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies followed by the Fund.

     A. PORTFOLIO VALUATION - The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

     Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

     If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the "fair value" of such security as determined in good faith by the Fund's investment advisor under methods established by and under the general supervision of the Fund's Board of Directors. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. The Fund does not invest in unlisted securities.

     The inputs and valuations techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

     -    Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

     -    Level 2 - Observable inputs other than quoted prices included in Level
                    1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     -    Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used, as of June 30, 2010, in valuing the Fund's assets carried at fair value:

                                                            LEVEL 2 -
                                 TOTAL                        OTHER        LEVEL 3 -
                               VALUE AT       LEVEL 1 -    SIGNIFICANT    SIGNIFICANT
                               JUNE 30,        QUOTED       OBSERVABLE   UNOBSERVABLE
                                 2010          PRICES         INPUTS        INPUTS
                             ------------   ------------   -----------   ------------
INVESTMENTS IN SECURITIES:
Common Stocks*               $222,181,336   $222,181,336     $     --        $--
Certificates of Deposit           500,000             --      500,000         --
                             ------------   ------------     --------        ---
   Total                     $222,681,336   $222,181,336     $500,000        $--
                             ============   ============     ========        ===

*    See Schedule of Investments for sector diversification.

     For the six months ended June 30, 2010, the Fund held no securities which measured their fair value using Level 3 inputs.

     B. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund's Board of Directors.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

     Foreign Securities -- Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

     D. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

     E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     F. U.S. TAX STATUS - No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     H. OTHER - In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

     I. NEW ACCOUNTING PRONOUNCEMENT - In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

3) CAPITAL STOCK - There are 40,000,000 shares of $0.01 par value capital stock authorized. On June 30, 2010, there were 6,579,189 shares outstanding. Aggregate paid-in capital including reinvestment of dividends was $294,186,731. Transactions in capital stock were as follows:

                                FOR THE SIX MONTHS ENDED     FOR THE YEAR ENDED
                                      JUNE 30, 2010          DECEMBER 31, 2009
                                ------------------------  ------------------------
                                  Shares       Amount       Shares       Amount
                                 --------   ------------  ---------   ------------
Capital stock sold                606,984   $ 24,004,487  1,608,858   $ 58,541,603
Reinvestment of distributions          --             --     44,111      1,876,247
Redemptions                      (675,406)   (25,803,533)  (872,229)   (31,440,720)
                                 --------   ------------  ---------   ------------
Net Increase/(Decrease)           (68,422)  $ (1,799,046)   780,740   $ 28,977,130
                                 ========   ============  =========   ============

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Accrued Equities, Inc. ("Accrued Equities" or the "Advisor"), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, as amended, and as an underwriter (but not a principal underwriter) of the Fund's shares pursuant to a Sub-Distribution Agreement. For it's investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million.

During the six months ended June 30, 2010 the Advisor reimbursed the Fund by $76,215 for losses incurred on security transactions in the Fund.

The Fund pays no remuneration to its directors, David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities. PFPC Distributors, Inc. (the "Underwriter") serves as the principal underwriter of the Fund's shares. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities. The Underwriter receives as compensation for its services: (i) a base underwriting fee of $25,000 per year;
(ii) a compliance systems fee of $2,500; and (iii) commissions on the sale of Fund shares. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. Of this amount, the Underwriter and Accrued Equities retain the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new shares. Their share of the sales commission may vary. The aggregate underwriter concession on all sales of Fund shares during the six months ended June 30, 2010 was $67,302, and the amounts retained by Accrued Equities and the Underwriter were $44,868 and $22,434, respectively. The Underwriter and Accrued Equities are also entitled to receive sales commissions for the sale of Fund shares. For the six months ended June 30, 2010, Accrued Equities and the Underwriter received $59,541 and $8,378 in sales commissions, respectively, for the sale of Fund shares. The Underwriter is a registered broker-dealer affiliated with PNC Global Investment Servicing (U.S.) Inc., the Fund's administrator, transfer agent and fund accounting agent.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc., respectively. PFPC Trust Company, the Fund's custodian, will not change its name until a later date to be announced.

5) DIRECTORS' FEES - For the six months ended June 30, 2010, the Fund paid directors' fees and out of pocket expenses of $18,278 to its Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (the "Independent Directors").

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. As Vice Chairperson of the Fund's Board of Directors, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Preston V. Pumphrey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Directors also receive reimbursement of "coach" travel expenses to attend Board Meetings. The Directors and Officers of the Fund who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund's Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES - For the six months ended June 30, 2010, the aggregate cost of securities purchased totaled $28,988,841. Net realized gains (losses) were computed on a first in, first out basis. The amount realized on sales of securities for the six months ended June 30, 2010 was $28,356,249.

7) FEDERAL INCOME TAX INFORMATION - At June 30, 2010, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes         $262,747,777
                                             ------------
Gross tax unrealized appreciation            $ 12,579,469
Gross tax unrealized depreciation             (52,645,910)
                                             ------------
Net unrealized appreciation on investments   $(40,066,441)
                                             ============

The tax character of distributions paid during 2009 was as follows:

                                                 2009
                                             ----------
Distribution paid from:
Ordinary Income                              $2,442,455
Long-term Capital Gain                               --
                                             ----------
                                             $2,442,455
                                             ==========

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

   Overdistribution of Ordinary Income                         $     (3,670)
   Undistributed Capital Gains/(Capital Loss Carryforward)      (28,863,551)
** Net Unrealized Appreciation on Investments and Currencies     15,693,100
                                                               ------------
                                                               $(13,174,121)
                                                               ============

** The primary difference between distributable earnings on a book and tax basis is due to wash sales.

As of December 31, 2009, the Fund has a capital loss carryforward of $28,863,551 which can be used to offset future capital gains. The capital loss carryforward will expire December 31, 2016 ($20,468,433) and December 31, 2017 ($8,395,118)
if not utilized by future capital gains.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events.

                                OTHER INFORMATION
                                   (UNAUDITED)

1) PROXY VOTING - The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC's website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES - The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q's are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) APPROVAL OF INVESTMENT ADVISORY AGREEMENT - Accrued Equities, Inc. (the "Advisor") serves as the investment advisor to New Alternatives Fund, Inc. (the "Fund"). The Board of Directors most recently approved the continuance of the investment advisory agreement (the "Advisory Agreement") between the Fund and the Advisor at a regular meeting of the Board of Directors held on June 25, 2010. The June 25, 2010 regular meeting of the Board of Directors was called, in part, to act upon the continuance of such Advisory Agreement. This approval by the Board of Directors included the approval by a majority of those directors who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Directors"), and by a majority of the entire Board.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement renewal. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board's fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) information on the Advisor, including its Form ADV, Part I and Part II; (iii) financial information for the Advisor for its fiscal year ended December 31, 2009 and for the first quarter of 2010; (iv) the Advisor's responses to a questionnaire concerning the Advisor, its business and services, and information concerning the employees of the Advisor who serviced the Fund; (v) information concerning investment advisory fees paid to the Advisor by the Fund; (vi) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees and sales commissions for the sale of Fund shares;
(vii) information concerning investment advisory fees and total operating expenses paid by the Fund and other, similar mutual funds; (viii) performance information comparing the Fund to other, similar mutual funds; (ix) an organizational chart for the Advisor; (x) a certification from the Advisor that it has a compliance program in place; and (xi) a copy of the Advisory Agreement.

The Board of Directors decided to approve the renewal of the Advisory Agreement for a one-year period commencing July 1, 2010 based upon their evaluation of:
(i) the long-term relationship between the Advisor and the Fund; (ii) the Advisor's commitment to the Fund's socially responsible investment objectives and its ability to manage the Fund's portfolio in a manner consistent with those objectives; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the performance of the Fund; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

It was noted that during the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the Independent Directors considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. Of particular significance in the Board's decision to continue the Advisory Agreement was the fact that the Fund's investment advisory fee structure, including breakpoints, and its total operating expense ratio, were both very low in comparison to the Fund's industry peer group and equity mutual funds in general. The Board also noted that the Advisor continues to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Fund's inception.

The directors considered the terms and conditions of the existing Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees. The directors also considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Advisor in the past and the services that are expected to continue in the future. Further, the directors considered the Advisor's personnel assigned to service the Fund. The Board concluded that the nature, quality and scope of the investment advisory services provided by the Advisor in advising the Fund were very satisfactory.

The directors considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of other comparable funds. The Board noted that the other comparable funds had been in existence for significantly shorter periods of time and did not have the long performance record that the Fund has achieved. In general, the directors noted that the Fund had been performing competitively in the industry and were pleased with the results.

The directors considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other mutual funds specializing in alternative energy investments and which seek to invest in accordance with a social responsible investment philosophy. The directors noted that the investment advisory fee for the Fund had several break points that lowered the investment advisory fees as Fund assets reached certain levels. The Board noted that the Fund's overall expense ratio was significantly lower than the other comparable funds in its industry peer group. The directors decided that the investment advisory fees charged were fair and reasonable. The directors also noted that the total fees and expenses of the Fund were deemed to be fair and reasonable based on the information provided at the Board Meeting with respect to other funds in the industry.

The directors reviewed and discussed other aspects of the Advisor, such as the profitability of the investment advisor, the benefits each party received from such long-term relationship, and the fact that the Advisor received other compensation from the relationship. They noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares. The directors also noted that two of the directors, Maurice L. Schoenwald and David J. Schoenwald, were owners of the Advisor and would benefit by the continuance of the investment advisory and distribution agreements.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisors with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the directors were determining whether to re-approve the agreements with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

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ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 6. INVESTMENTS.

(A) Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on his evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) as of a date within 90 days of the filing date of this report, the Registrant's principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) New Alternatives Fund, Inc.


By (Signature and Title)* /s/ David J. Schoenwald
                          --------------------------------------------
                          David J. Schoenwald, President and Treasurer
                          (Principal Executive Officer and Principal
                          Financial Officer)

Date August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ David J. Schoenwald
                          --------------------------------------------
                          David J. Schoenwald, President and Treasurer
                          (Principal Executive Officer and Principal
                          Financial Officer)

Date August 26, 2010

* Print the name and title of each signing officer under his or her signature.